Exhibit 10.18

EXECUTION VERSION

SECOND AMENDMENT AGREEMENT

This Second Amendment Agreement (this “Amendment”), effective as of December 3, 2015 (the “Second Amendment Effective Date”), is by and between BeiGene, LTD, a corporation organized under the laws of the Cayman Islands having an address of c/o Mourant Ozannes Corporate Services, (Cayman) Limited, 94 Solaris Avenue, PO Box 1348, Grand Cayman KY1-1108, Cayman Islands GB (“BeiGene”), and Merck KGaA, a corporation with general partners organized under German law having a place of business at Frankfurter Strasse 250, 64293 Darmstadt, Germany (“Merck”).  BeiGene and Merck may be referred to herein as a “Party” or collectively as the “Parties.”

WHEREAS, the Parties are parties to the Amended and Restated License Agreement, with an Effective Date of December 10, 2013, as amended by an Amendment Agreement dated October 1, 2015,  pertaining to the “Merck Territory”, as defined below (as amended, the “Ex-PRC Agreement”);  and

WHEREAS, the Parties wish to further amend the Ex-PRC Agreement as set forth herein;

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:

1.                                      Definitions.  The following terms shall have the following meanings:

1.1.                            “Merck Territory” means all the countries of the world, except the PRC Territory.

1.2.                            “PRC Territory” means The People’s Republic of China, excluding Hong Kong, Macau and Taiwan.

1.3.                            “BGB-283 Product” means (a) BGB-283 (b) any prodrugs, salts and solvates of BGB-283,  (c) any metabolites of BGB-283 (i) whose primary activity is the inhibition of BRAF and which meet the affinity requirements in clause (b) of Section 1.12, and (ii) which are within the claims of the BGB-283 Patent Application, and (d) any dosage form or formulation of the compounds described in clauses (a),  (b) and (c).

1.4.                            Capitalized terms used in herein but not defined shall have the meanings set forth in the Ex-PRC Agreement.

2.                                      Amendment of the Ex-PRC Agreement.

The following provision of the Ex-PRC Agreement is amended as set forth below:

2.1.                            Section 2.8 is deleted and replaced by the following provision:

Exclusivity.  Licensor and its Affiliates shall not, during the Term, develop, manufacture, have manufactured, use, sell, offer for sale, promote, import, export or distribute (i) a Competing Product in the Merck Territory, or (ii) a Competing Product other than a BGB-283 Product in the PRC Territory, nor enter into any relationship with any Third Party with respect to the foregoing ((i) or (ii)).    For clarity, Licensor and its Affiliates shall be permitted, during the Term, to develop, manufacture, have manufactured, use, sell, offer for sale, promote, import, export or distribute any BGB-283 Product in the PRC Territory and/or to enter into any relationship with any Third Party with respect thereto in the PRC Territory.  The aforementioned restriction shall remain in effect in the event of Change of Control of Licensor and shall apply to the successor or assignee of Licensor.

3.                                      Miscellaneous.  This Second Amendment supersedes all proposals, negotiations, conversations and/or discussions between or among parties relating to the subject matter of this Second Amendment. This Second Amendment shall be integrated in and form part of the Ex-PRC Agreement effective as of the Second Amendment Effective Date.  Except for the foregoing modifications, the Ex-PRC Agreement is hereby ratified and confirmed in accordance with its current terms. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed by their duly authorized representatives as of the Second Amendment Effective Date.

BeiGene, LTD		Merck KGaA
By:	/s/ John V. Oyler	By:	/s/ Harm-Jan Borgeld

Name:	John V. Oyler	Name:	i.v. Harm-Jan Borgeld

Title:	CEO	Title:	Head Alliance Management

Merck KGaA
		By:	/s/ Jens Eckhardt

		Name:	Jens Eckhardt

		Title:	Regional General Counsel